EATON VANCE HIGH INCOME OPPORTUNITIES FUND

Supplement to Prospectus and Summary Prospectus

dated March 1, 2019
as revised June 18, 2019

Class B shares of Eaton Vance High Income Opportunities Fund (the “Fund”) have been converted to Class A shares of the Fund. Effective October 15, 2019, all references to Class B shares of the Fund are removed from the Prospectus and Summary Prospectus.

October 15, 2019	33358 10.15.19